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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 1, 1997


                       CAPITAL ADVISORS ACQUISITION CORP.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
          ------------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization


         33-26344                                     75-2254748
 ------------------------                  -----------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)

4180 La Jolla Village Drive, Suite 500, La Jolla, California          92037
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 (Address of principal executive offices)                            (Zip Code)

                                 (619) 457-3800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
       ------------------------------------------------------------
       (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets.
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         On October 1, 1997, the Registrant and Harvard Financial Services, Inc.
amended and modified certain terms of that certain Exchange of Stock Agreement dated July 23, 1997 and filed as part of the Registrant's 8-K on August 4, 1997, as follows:

1. Paragraph 5.1 of the Exchange of Stock Agreement was amended extend the date of Closing to on or before October 15, 1997, and read as follows:

     "5.1 Closing. The closing of this transaction shall be held at the offices of CAPITAL on or before October 15, 1997, or at such other place and time as is mutually agreeable to the parties, or by FAX and Federal Express."

2. Paragraph 1.1 of the Exchange of Stock Agreement was amended to read as follows:

     1.1 "Exchange of Shares. Subject to all the terms and conditions of this Agreement, CAPITAL will deliver to the Harvard Shareholders 11,250,000 shares of previously authorized but unissued unregistered shares of CAPITAL $0.0001 par value common stock ("CAPITAL Shares"), in exchange for all of the issued and outstanding shares of HARVARD owned by HARVARD Shareholders."

     3. Paragraph 6.2 of the Exchange of Stock Agreement has been modified and amended to reflect that the Registrant no longer requires that HARVARD be in receipt of a commitment for a warehouse or other line of credit in the minimum amount of $15,000,000 obtained by or through Sands Brothers & Co. Ltd. In Lieu of such commitment for said warehouse line, Harvard shall concurrently with the Closing cause and deliver equity in the amount of One Million dollars ($1,000,000) gross by or through Sands Brothers & Company Ltd.

         All other terms and conditions not inconsistent with this amendment shall remain the same.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits.
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          None.

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                                      SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                   CAPITAL ADVISORS ACQUISITION CORP.
                                   (Registrant)


 Date: October 2, 1997             /S/ Thomas R. Brooksbank
                                   -------------------------------------------
                                   By: Thomas R. Brooksbank
                                   Its: President and Chief Financial Officer



Date: October 2, 1997              /S/ George G. Chachas
                                   -------------------------------------------
                                   By: George G. Chachas
                                   Its: Secretary



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